UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 14, 2016

TELEPHONE AND DATA SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-14157	36-2669023
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

30 North LaSalle Street, Suite 4000, Chicago, Illinois 60602
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (312) 630-1900

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements for Certain Officers

This Form 8-K is being filed by Telephone and Data Systems, Inc. (“TDS”) to file as Exhibits updated forms of agreements with respect to a “named executive officer” of TDS as specified in paragraph (e) of Item 5.02 of Form 8-K.

United States Cellular Corporation (“U.S. Cellular”), a subsidiary of TDS, filed a Form 8-K dated March 14, 2016, which included as Exhibits forms of agreements that will be used to grant stock option and restricted stock unit awards to its President and Chief Executive Officer.   Because U.S. Cellular is a principal business unit of TDS, the President and Chief Executive Officer (the “President and CEO”) of U.S. Cellular is a named executive officer of TDS.

Accordingly, the following forms of agreements that were filed by U.S. Cellular are incorporated as Exhibits to this Form 8-K:

1.           Form of U.S. Cellular 2013 Long-Term Incentive Plan Stock Option Award Agreement to be used for grants to the President and CEO of U.S. Cellular.  This form provides for awards to the U.S. Cellular President and CEO of stock options with respect to U.S. Cellular Common Shares and the terms and conditions thereof, as incorporated herein from Exhibit 10.1.

2.           Form of U.S. Cellular 2013 Long-Term Incentive Plan Restricted Stock Unit Award Agreement to be used for grants to the President and CEO of U.S. Cellular.  This form provides for awards to the U.S. Cellular President and CEO of restricted stock units with respect to U.S. Cellular Common Shares and the terms and conditions thereof, as incorporated herein from Exhibit 10.2.

The foregoing descriptions are qualified by reference to the forms of award agreements, which are incorporated herein from the Exhibits filed with the U.S. Cellular Form 8-K dated March 14, 2016.

Item 9.01.  Financial Statements and Exhibits

(d)          Exhibits:

In accordance with the provisions of Item 601 of Regulation S-K, any Exhibits filed or furnished herewith are set forth on the Exhibit Index attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELEPHONE AND DATA SYSTEMS, INC.
(Registrant)

Date:	March 18, 2016

		By:	/s/ Douglas D. Shuma
Douglas D. Shuma
Senior Vice President - Finance and Chief Accounting Officer
(principal financial officer and principal accounting officer)

EXHIBIT INDEX

The following exhibits are filed or furnished herewith as noted below.

Exhibit No.	Description
10.1

Form of U.S. Cellular 2013 Long-Term Incentive Plan Stock Option Award Agreement for grants of stock options to the President and Chief Executive Officer of U.S. Cellular, is hereby incorporated by reference from Exhibit 10.3 to U.S. Cellular’s Current Report on Form 8-K dated March 14, 2016

10.2

Form of U.S. Cellular 2013 Long-Term Incentive Plan Restricted Stock Unit Award Agreement for grants of restricted stock units to the President and Chief Executive Officer of U.S. Cellular, is hereby incorporated by reference from Exhibit 10.4 to U.S. Cellular’s Current Report on Form 8-K dated March 14, 2016